Borrowings	12 Months Ended
Mar. 31, 2019
Disclosure of detailed information about borrowings [abstract]
Borrowings
Borrowings

We borrow money primarily in the form of bonds and bank loans. These are for a fixed term and may have fixed or floating interest rates or are linked to RPI. We use derivatives to manage risks associated with interest rates and foreign exchange.

Our price controls and rate plans lead us to fund our networks within a certain ratio of debt to equity and, as a result, we have issued a significant amount of debt. As we continue to invest in our networks, the value of debt is expected to increase over time. To maintain a strong balance sheet and to allow us to access capital markets at commercially acceptable interest rates, we balance the amount of debt we issue with the value of our assets, and we take account of certain other metrics used by credit rating agencies.

The Group adopted IFRS 9 with effect from 1 April 2018. The comparatives are not required to be restated and are accounted for in accordance with IAS 39. On adoption of IFRS 9, the Group elected to change the measurement basis of one liability from amortised cost to fair value through profit and loss, in order to eliminate a measurement mismatch. All other borrowings are accounted for at amortised cost.
Borrowings, which include interest-bearing and inflation-linked debt and overdrafts, are initially recorded at fair value, which normally reflects the proceeds received, net of direct issue costs less any repayments. Subsequently these are stated either: i) at amortised cost; or ii) at fair value though profit and loss. Where a borrowing is held at amortised cost any difference between the proceeds after direct issue costs and the redemption value is recognised over the term of the borrowing in the income statement using the effective interest method. For the liability held at fair value through profit and loss, the difference between the fair value at the date of reclassification and the redemption value is recognised over the term of the borrowing using the effective interest method.
Where a borrowing or liability is held at fair value, changes in the fair value of the borrowing due to changes in the issuer’s credit risk are recorded in the own credit reserve (see note 28). All other changes in the fair value of the liability are recognised in the income statement within remeasurements (see notes 5 and 6).
2018
Under IAS 39, borrowings were all accounted for at amortised cost, using the effective interest method, as described above.

	2019	2018
	£m	£m
Current
Bank loans	641	2,020
Bonds	1,973	2,156
Commercial paper	1,792	206
Finance leases	65	64
Other loans	1	1
	4,472	4,447
Non-current
Bank loans	2,599	2,384
Bonds[1]	21,278	19,418
Finance leases	205	207
Other loans	176	169
	24,258	22,178
Total borrowings	28,730	26,625

1.	In 2019 this includes a liability held at fair value through profit and loss of £667 million.
21. Borrowings continued
Total borrowings are repayable as follows:

	2019	2018
	£m	£m
Less than 1 year	4,472	4,447
In 1 to 2 years	2,393	1,694
In 2 to 3 years	1,990	2,347
In 3 to 4 years	1,553	1,873
In 4 to 5 years	714	1,469
More than 5 years:
By instalments	959	1,010
Other than by instalments	16,649	13,785
	28,730	26,625

The fair value of borrowings at 31 March 2019 was £32,252 million (2018: £30,164 million). Where market values were available, fair value of borrowings (Level 1) was £14,356 million (2018: £13,018 million). Where market values were not available, fair value of borrowings (Level 2) was £17,896 million (2018: £17,146 million), calculated by discounting cash flows at prevailing interest rates. The notional amount outstanding of the debt portfolio at 31 March 2019 was £28,417 million (2018: £26,363 million).
The assets of the Colonial Gas Company and the Niagara Mohawk Power Corporation and certain gas distribution assets of The Narragansett Electric Company are subject to liens and other charges and are provided as collateral over borrowings totalling £81 million at 31 March 2019 (2018: £392 million). During 2019, the Niagara Mohawk Power Corporation first mortgage debenture was cancelled; therefore, it is no longer subject to liens and other charges as at 31 March 2019.
Collateral is placed with or received from any counterparty where we have entered into a credit support annex to the ISDA Master Agreement once the current mark-to-market valuation of the trades between the parties exceeds an agreed threshold. Included in current bank loans is £558 million (2018: £878 million) in respect of cash received under collateral agreements. For further details of our borrowing facilities, refer to note 33. For further details of our bonds in issue, please refer to the debt investor section of our website. Unless included herein, the information on our website is unaudited.
Financial liability at fair value through profit and loss
The financial liability designated at fair value through profit and loss is analysed as follows:

i)
the fair value of the liability was £667 million, which includes cumulative change in fair value attributable to changes in credit risk recognised in other comprehensive income, post tax of £13 million;

ii)	the amount repayable at maturity in November 2021 is £943 million; and

iii)	the difference between carrying amount and contractual amount at maturity is £276 million.
This liability has been reclassified in order to eliminate a measurement mismatch with derivatives which provide an economic hedge. The associated derivatives are collateralised and do not contain significant exposure to our own credit risk. The presentation of credit risk in other comprehensive income does not, therefore, create or enlarge an accounting mismatch in profit or loss.
The change in the fair value attributable to a change in credit risk is calculated as the difference between the total change in the fair value of the liability and the change in the value of the liability due to changes in market risk factors alone. The change in the fair value due to market risk factors was calculated using benchmark yield curves as at the end of the reporting period holding the credit risk margin constant. The fair value of the liability was calculated using observed market prices.
21. Borrowings continued
Finance lease obligations
Assets held under finance leases are recognised at their fair value or, if lower, the present value of the minimum lease payments on inception. The corresponding liability is recognised as a finance lease obligation within borrowings. Rental payments are apportioned between finance costs and reduction in the finance lease obligation, so as to achieve a constant rate of interest.
Assets held under finance leases are depreciated over the shorter of their useful life and the lease term.

	2019	2018
	£m	£m
Gross finance lease liabilities are repayable as follows:
Less than 1 year	65	64
1 to 5 years	183	177
More than 5 years	62	72
	310	313
Less: finance charges allocated to future periods	(40)	(42)
	270	271
The present value of finance lease liabilities is as follows:
Less than 1 year	65	64
1 to 5 years	156	144
More than 5 years	49	63
	270	271